                                                                       Exhibit 8

                            JOINT FILING AGREEMENT

     This will confirm the agreement by and between the undersigned that Amendment No. 4 to the Statement on Schedule 13D (the "Statement") with respect to PacificNet.com, Inc. filed on or about this date is being filed on behalf of the undersigned.

     Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.


Dated: January 30, 2002

                                             FOR AND ON BEHALF OF B2B LTD.


                                             By:   /s/ Lien Kait Long
                                                --------------------------------
                                             Name: Lien Kait Long
                                             Title:  Director

                                   FOR AND ON BEHALF OF CHINA STRATEGIC
                                   HOLDINGS LIMITED


                                   By:   /s/ Lien Kait Long
                                      -----------------------------------------
                                   Name:   Lien Kait Long
                                   Title:  Executive Director

                                   FOR AND ON BEHALF OF CALISAN
                                   DEVELOPMENTS LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                   Name:   Chau Mei Wah, Rosanna
                                   Title:  Director

                                   FOR AND ON BEHALF OF GREAT DECISION
                                   LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                   Name:   Chau Mei Wah, Rosanna
                                   Title:  Director

                                   FOR AND ON BEHALF OF PAUL Y. - ITC
                                   INVESTMENTS GROUP LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                   Name:   Chau Mei Wah, Rosanna
                                   Title:  Director

                                   FOR AND ON BEHALF OF PAUL Y. - ITC
                                   CONSTRUCTION HOLDINGS (B.V.I.) LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                   Name:   Chau Mei Wah, Rosanna
                                   Title:  Director

                                   FOR AND ON BEHALF OF PAUL Y. - ITC
                                   CONSTRUCTION HOLDINGS LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                      Name:   Chau Mei Wah, Rosanna
                                      Title:  Executive Director

                                   FOR AND ON BEHALF OF HOLLYFIELD GROUP LIMITED


                                   By:   /s/ Chau Mei Wah, Rosanna
                                      ------------------------------------------
                                   Name:   Chau Mei Wah, Rosanna
                                   Title:  Director

                                   FOR AND ON BEHALF OF WELL ORIENT LIMITED


                                   By:   /s/ Lui Siu Tsuen, Richard
                                      ----------------------------
                                   Name:   Lui Siu Tsuen, Richard
                                   Title:  Director

                              FOR AND ON BEHALF OF POWERVOTE TECHNOLOGY LIMITED


                              By:   /s/ Lui Siu Tsuen, Richard
                                  -------------------------------------
                              Name: Lui Siu Tsuen, Richard
                              Title:  Director

                              FOR AND ON BEHALF OF HANNY MAGNETICS (B.V.I.) LIMITED


                              By:   /s/ Lui Siu Tsuen, Richard
                                  ------------------------------------
                              Name: Lui Siu Tsuen, Richard
                              Title:  Director

                              FOR AND ON BEHALF OF HANNY HOLDINGS LIMITED


                              By:   /s/ Allan Yap
                                  -------------------------
                              Name: Allan Yap
                              Title:  Managing Director

                              FOR AND ON BEHALF OF FAMEX INVESTMENT LIMITED


                              By:   /s/ Chau Mei Wah, Rosanna
                                  ----------------------------------
                              Name: Chau Mei Wah, Rosanna
                              Title:  Director

                              FOR AND ON BEHALF OF MANKAR ASSETS LIMITED


                              By:   /s/ Chau Mei Wah, Rosanna
                                  -----------------------------------
                              Name: Chau Mei Wah, Rosanna
                              Title:  Director

                              FOR AND ON BEHALF OF ITC INVESTMENT HOLDINGS
                              LIMITED


                              By:   /s/ Chau Mei Wah, Rosanna
                                  -----------------------------------
                              Name: Chau Mei Wah, Rosanna
                              Title:  Director

                              FOR AND ON BEHALF OF ITC CORPORATION LIMITED


                              By:   /s/ Chau Mei Wah, Rosanna
                                  -----------------------------------
                              Name: Chau Mei Wah, Rosanna
                              Title:  Managing Director

                              FOR AND ON BEHALF OF GALAXYWAY INVESTMENTS
                              LIMITED


                              By:   /s/ Chan Kwok Keung, Charles
                                  --------------------------------------
                              Name: Chan Kwok Keung, Charles
                              Title:  Director

                              FOR AND ON BEHALF OF CHINAVIEW INTERNATIONAL
                              LIMITED


                              By:   /s/ Chan Kwok Keung, Charles
                                  --------------------------------------
                              Name: Chan Kwok Keung, Charles
                              Title:  Director

                                  /s/ Chan Kwok Keung, Charles
                              -----------------------------------------
                              Name: Dr. Chan Kwok Keung, Charles

                                      20